Supplement dated October 10, 2023 to the Statutory Prospectus dated May 1, 2023 for the MVP VUL Admiral, Pacific Admiral VUL, and Pacific Protector VUL flexible premium variable universal life insurance policies issued by Pacific Life Insurance Company

The purpose of this supplement is to announce various underlying Fund changes and service center changes. This supplement must be preceded or accompanied by the Statutory Prospectus (the "Prospectus") for your Contract, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company or Pacific Life & Annuity Company, as applicable; "you" or "your" refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787 or online at http://www.PacificLife.com/Prospectuses. Please retain this supplement for future reference.

Effective November 1, 2023, the underlying fund information related to the Current Expenses in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section will be deleted and replaced with the following:
Fund; Advisor (Subadvisor)	Current Expenses
Pacific Select Fund ESG Diversified Portfolio Class P; Pacific Life Fund Advisors LLC	0.62%[1]
Pacific Select Fund ESG Diversified Growth Portfolio Class P; Pacific Life Fund Advisors LLC	0.59%[1]

Effective November 1, 2023, the service center business hours in the Timing of Payments, Forms and Requests section are deleted and replaced with the following:

You may reach our service representatives on any Business Day at (800) 347-7787 between the hours of 6 a.m. through 5 p.m. Pacific time.

Form No. 15-53213-00